SUPPLEMENT DATED DECEMBER 3, 2007

TO PROSPECTUSES DATED MAY 1, 2007 AS SUPPLEMENTED OCTOBER 29, 2007

for

VUL GuardSM 1

Survivorship VUL GuardSM 1

Variable Universal Life II (“VUL II”) 1

Survivorship Variable Universal Life II (“SVUL II”) 2

Variable Universal Life (“VUL”) 2, 3

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

[2]	Issued by MassMutual in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions where available.

[3]	This product is no longer available for sale.

Effective November 28, 2007, T. Rowe Price Associates, Inc. replaced Grantham, Mayo, Van Otterloo & Co. LLC as the MML Growth Equity Fund’s Sub-Adviser. This supplement replaces the Sub-adviser listed for the MML Growth Equity Fund in the Underlying Funds with T. Rowe Price Associates, Inc. Refer to the MML Series Investment Fund prospectus supplement dated November 30, 2007 for more information on management of this fund.

Effective November 30, 2007, the name of the MML OTC 100 Fund was changed to the MML NASDAQ-100® Fund. This supplement revises the fund name as it appears in the fund listing on page 2, in the Investment Management Fees and Other Expenses table and the Underlying Funds table.

There are no other changes being made at this time.

December 3, 2007	Li4200_07_2